Exhibit 10.1

FIFTH AMENDMENT TO TERM CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO TERM CREDIT AGREEMENT (this “Agreement”), is made and entered into as of November 20, 2009 (the “Effective Date”), by and among James River Coal Company, a corporation organized under the laws of Virginia (“JRCC”), and certain of JRCC’s subsidiaries identified on the signature pages hereof, as borrowers (such subsidiaries, together with JRCC, are referred to hereinafter each individually as a “Borrower”, and collectively, jointly and severally, as the “Borrowers”), and the other credit parties hereto, identified on the signature pages hereof as Guarantors (together, the Borrowers and Guarantors, the “Credit Parties”), the lenders party hereto from time to time (the “Lenders”), Morgan Stanley Senior Funding, Inc., a corporation formed under the laws of Delaware (“MS”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, the “Administrative Agent”) and as sole-bookrunner and lead arranger (in such capacity, together with its successors and assigns, if any, the “Lead Arranger”), and Morgan Stanley & Co. Incorporated, as collateral agent for the Lenders (in such capacity, together with its successors and assigns, if any, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the other Credit Parties signatory thereto, the Lenders and L/C Issuers party thereto, and the Administrative Agent are parties to that certain Term Credit Agreement, dated as of February 26, 2007 (as amended, restated, supplemented and revised from time to time, the “Credit Agreement”), pursuant to which the Lenders have committed to make certain loans and other extensions of credit to the Borrowers upon the terms and conditions set forth therein; and

WHEREAS, the Borrowers wish to terminate the (i) Term Letter of Credit Commitment under the Credit Agreement in accordance with Section 3.01(b) of the Credit Agreement other than with respect to each of the existing Term Letters of Credit listed on Schedule A hereto (the “Continuing Term Letters of Credit”) and (ii) Term Letter of Credit Usage under the Credit Agreement in accordance with Section 3.01(c) of the Credit Agreement other than with respect to each of the Continuing Term Letters of Credit;

WHEREAS, in connection with the termination of the Term Letter of Credit Commitment and the Term Letter of Credit Usage, in each case other than with respect to each of the Continuing Term Letters of Credit, the Borrowers have also requested that the Administrative Agent, under the terms of the Credit Agreement, leave outstanding each of the Continuing Term Letters of Credit until the earlier of the (i) expiry date set forth on Schedule A for such Continuing Term Letter of Credit, and (ii) first date such Continuing Term Letter of Credit is drawn, terminated, returned, replaced or cancelled, in each case, in full;

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent make certain changes to the Credit Agreement and that the Lenders consent to certain actions of the Borrowers; and

WHEREAS, the Lenders and the Administrative Agent are willing, upon and subject to certain conditions, to amend the Credit Agreement in certain respects, all in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree that capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement and as follows:

1.	Amendments to the Credit Agreement.

(a)            Section 1.01 of the Credit Agreement, Definitions, is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Cash Collateral Agreement” means the Cash Collateral Agreement, in substantially the form set forth as Exhibit C-3 hereto, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance therewith.

“Conversion Stock” means the shares of common stock of JRCC into which the Convertible Note Debt will be convertible under the terms of the Convertible Note Debt Documents.

 “Continuing Term Letter of Credit” means each of the Term Letters of Credit listed on Schedule A to the Fifth Amendment to Term Credit Agreement, dated as of November 20, 2009.

“Convertible Note Debt” means unsecured Indebtedness under the Convertible Senior Notes.

“Convertible Note Debt Documents” means the Convertible Senior Notes Indenture and all other agreements, instruments and documents executed in connection with the Convertible Senior Notes.

“Convertible Senior Notes” means, collectively, the 4.5% convertible senior notes due 2015 issued by JRCC on the terms set forth in the Convertible Senior Notes Offering Memorandum.

“Convertible Senior Notes Indenture” means the indenture dated November 20, 2009 between JRCC and U.S. Bank National Association, as trustee, pursuant to which the Convertible Senior Notes are issued.

“Convertible Senior Notes Offering Memorandum” means the offering memorandum dated November 12, 2009 for the Convertible Senior Notes.

“Fifth Amendment Date” means the effective date of the Fifth Amendment to Term Credit Agreement dated as of November 20, 2009.

“Fifth Amendment Date Cash Collateral Amount” means $62,041,675.50, which amount is inclusive of $5,222,034.80 of cash collateral for the Term Letters of Credit delivered by JRCC to the Collateral Agent prior to the Fifth Amendment Date, which amounts shall be transferred to the Account (as defined in the Cash Collateral Agreement) and shall constitute Cash Collateral in respect of the Continuing Term Letters of Credit on and after the Fifth Amendment Date.

(b)            Section 1.01 of the Credit Agreement, Definitions, is hereby amended by deleting the definitions of “Availability Period”, “Commitment Fee”, “Maturity Date”, “Permitted Indebtedness”, “Term Letter of Credit Commitment” and “Term Letter of Credit Obligations” in their entirety and substituting in lieu thereof the following:

“Availability Period” means the period from the Closing Date to the Fifth Amendment Date.

“Commitment Fee” shall mean a fee on the amount of the Term Letter of Credit Obligations payable on each Interest Payment Date or such other applicable date set forth in Section 4.04, in cash in an amount equal to the Term Letter of Credit Obligations times (a) four percentage points (4.00%) per annum from the Closing Date through the effective date of the Second Amendment; (b) four and three fourths percentage points (4.75%) per annum from the effective date of the Second Amendment through the effective date of the Third Amendment; (c) five and a half percentage points (5.50%) per annum from the effective date of the Third Amendment through the effective date of the Fifth Amendment; (d) one and three fourths percentage points (1.75%) from the Fifth Amendment Date through December 31, 2009; (e) three percentage points (3%) from January 1, 2010 through March 31, 2010; and (f) four percentage points (4%) from April 1, 2010 through the Maturity Date.

 “Maturity Date” means the earlier of (a) October 9, 2010 and (b) the date on which the last outstanding Continuing Term Letter of Credit expires, or is drawn, returned, replaced or cancelled, in each case, in full.

“Permitted Indebtedness” means:

(a)          the Indebtedness listed on Schedule P-2 and extensions, renewals and replacements thereof;

(b)          Indebtedness of the Credit Parties under this Agreement or other Loan Documents;

(c)          purchase money Indebtedness and Capitalized Lease Obligations incurred after the Closing Date to acquire equipment or real property in the ordinary course of business; provided that (i) the aggregate amount of all such Indebtedness does not exceed five million Dollars ($5,000,000) at any time outstanding, (ii) the Indebtedness when incurred shall not be more than 90% of the lesser of the cost or fair market value of the acquired asset as of the time of acquisition of the asset financed, (iii) such Indebtedness is issued and any Liens securing such Indebtedness are created prior to or within 60 days after the acquisition of the asset financed, and (iv) no Lien securing such Indebtedness shall extend to or cover any property or asset other than the asset so financed;

(d)          intercompany Indebtedness owed to a Credit Party, which Indebtedness constitutes Pledged Debt;

(e)          Indebtedness under performance bonds, bid bonds, appeal bonds, surety bonds, completion guarantees and letter of credit obligations made in the ordinary course of business (i) in compliance with workers’ compensation, unemployment insurance and other social security or employment laws or regulations or similar legislation or to secure public, statutory or regulatory obligations or (ii) pursuant to any leases specifically permitted by this Agreement including Mining Leases entered into in the ordinary course of business;

(f)          Contingent Obligations with respect to endorsements of checks and other negotiable instruments for deposit or collection;

(g)          Guarantees by a Credit Party of Indebtedness of another Credit Party if such Credit Party could have directly incurred such Indebtedness hereunder;

(h)          to the extent constituting Contingent Obligations, indemnification obligations and other similar obligations of the Borrowers and their Subsidiaries in favor of directors, officers, employees, consultants or agents of the Borrowers or any of their Subsidiaries extended in the ordinary course of business or to the extent constituting accruals for payroll, vacation or bonus payments incurred in the ordinary course of business or pursuant to obligations under employment agreements;

(i)          unsecured Indebtedness incurred in the ordinary course of business in an aggregate amount for all Credit Parties and its Subsidiaries taken as a whole not to exceed an amount equal to ten million Dollars ($10,000,000);

(j)          any Operating Lease entered into in the ordinary course of business;

(k)          the Convertible Note Debt; and

(l)          any Permitted Refinancing of any of the foregoing.

“Term Letter of Credit Commitment” means (a) prior to the Fifth Amendment Date, the Maximum Term Letter of Credit Amount minus the sum of (i) the Term Letter of Credit Usage and (ii) the aggregate of all Conversion Amounts; and (b) on and after the Fifth Amendment Date, the face amount of all Continuing Term Letters of Credit minus the face amount of each Continuing Term Letter of Credit that has expired, terminated or that has been drawn, returned, replaced or cancelled, in each case, in full. For the avoidance of doubt, any Term Letter of Credit Commitment existing prior to the Fifth Amendment Date other than with respect to the Continuing Term Letters of Credit shall be deemed to have been terminated in full as of the Fifth Amendment Date.

“Term Letter of Credit Obligations” means (a) prior to the Fifth Amendment Date, the Term Letter of Credit Commitment plus the amount of all outstanding Term Letters of Credit; and (b) on and after the Fifth Amendment Date, the aggregate undrawn amount available to be drawn under all outstanding Continuing Term Letters of Credit plus all drawn and unreimbursed amounts, fees and all other obligations and liabilities under or relating to all Continuing Term Letters of Credit.

(c)           Section 2.01(b) of the Credit Agreement is hereby amended by deleting the final sentence of such Section in its entirety and inserting the following in lieu thereof:

“Prior to the Fifth Amendment Date, all provisions of Annex A shall apply to the Term Letter of Credit Commitment, the Term Letters of Credit issued thereunder and the Term Letter of Credit Obligations.  On and after the Fifth Amendment Date, the provisions of Section 2.10 shall apply to the Term Letter of Credit Commitment, the Continuing Term Letters of Credit and the Term Letter of Credit Obligations, and the provisions of Annex A shall cease to have any force or effect.”

(d)           Article II of the Credit Agreement is amended to insert a new Section 2.10 as follows:

“SECTION 2.10  Term Letter of Credit Commitment Provisions Subsequent to the Fifth Amendment Date.  Notwithstanding any other provision of this Agreement, any other Loan Document or any agreement entered into regarding the issuance, renewal or expiry of the Term Letters of Credit:

(a)          Issuance.  No Term Letters of Credit shall be, or shall be required to be, issued, extended or renewed on or after the Fifth Amendment Date.  On or after the Fifth Amendment Date, the face amount of each Continuing Term Letter of Credit shall not be increased above the face amount as of the Fifth Amendment Date.

(b)          Release of Synthetic Term Sub-Accounts to the Lenders.  Notwithstanding the provisions of Section 2.09, on the Fifth Amendment Date, the balance, if any, of amounts on deposit in, or credited to, the Synthetic Term Account shall be returned to the Lenders in accordance with the balances in their respective Synthetic Term Sub-Accounts.  The balance of the Synthetic Term Account shall have been reduced by all Conversion Amounts and all other amounts utilized or required to collateralize or pay for such Lender’s Participation prior to the Fifth Amendment Date.

(c)          Cash Collateralization Account.  The Borrowers have remitted to the Administrative Agent the Fifth Amendment Date Cash Collateral Amount on the Fifth Amendment Date (the “Cash Collateral”), which amount is equal to 105% of the maximum amount available to be drawn under each of the Continuing Term Letters of Credit.  Such Cash Collateral shall be held by the Administrative Agent or the Collateral Agent in a non-interest bearing cash collateral account (the “Cash Collateral Account”) maintained at a bank or financial institution acceptable to the Collateral Agent pursuant to the Cash Collateral Agreement.  The Cash Collateral Account shall be in the name of the Administrative Agent or the Collateral Agent and shall be pledged to, and subject to the control of, the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties (as defined in the Cash Collateral Agreement), in a manner satisfactory to the Collateral Agent.  Pursuant to the Cash Collateral Agreement, the Borrowers have pledged and granted to the Administrative Agent and the Collateral Agent, on behalf of the Secured Parties, a first priority security interest in all such Cash Collateral and all proceeds thereof, as security for the payment of all amounts due in respect of the Term Letter of Credit Obligations and the other Term Loan Obligations, whether or not then due.

(d)         Use of Cash Collateral Account.  The use of the Cash Collateral in the Cash Collateral Account shall be governed by the Cash Collateral Agreement.  Notwithstanding anything to the contrary in this Agreement or any other Loan Document, in the event that any L/C Issuer or the Administrative Agent shall make any payment on or pursuant to any Continuing Term Letter of Credit (including due to a draw on a Continuing Term Letter of Credit or due to the Borrowers’ failure to pay any amounts due to any L/C Issuer), the amount of such payment shall then automatically and immediately become due and payable to the Administrative Agent and shall be deemed a Term Letter of Credit Obligation.  The Borrowers irrevocably agree to reimburse the Administrative Agent for all Term Letter of Credit Obligations due to the L/C Issuer or the Administrative Agent immediately upon such Term Letter of Credit Obligations becoming due and payable in accordance with the terms of the Cash Collateral Agreement.  Upon the Borrowers’ failure to reimburse the Administrative Agent for such amounts in accordance with the Cash Collateral Agreement, the Administrative Agent and the Collateral Agent agree to utilize the amounts in the Cash Collateral Account to satisfy the Borrowers’ Term Letter of Credit Obligations and each Borrower irrevocably and unconditionally authorizes the Administrative Agent and the Collateral Agent to withdraw from the Cash Collateral Account all amounts due on account of the Borrowers and to debit the Cash Collateral Account for the benefit of the Administrative Agent and the L/C Issuer in accordance with the Cash Collateral Agreement.  No Person other than the Administrative Agent and the Collateral Agent shall have the right to make any withdrawal of Cash Collateral from the Cash Collateral Account or to exercise any other right or power with respect thereto.  Each Borrower agrees that its right, title and interest in and to the Cash Collateral shall be limited to the right to require that the Administrative Agent and the Collateral Agent use the Cash Collateral in the Cash Collateral Account to satisfy the Borrowers’ Term Letter of Credit Obligations under the Credit Documents and this Section 2.10.  Each Borrower agrees that it has and will have no right to require the return of any Cash Collateral in the Cash Collateral Account, other than the release and delivery of the balance of the remaining Cash Collateral, if any, to the Revolving Loan Agent or the Borrowers, as applicable, upon the Maturity Date as set forth in Section 2.10(g) below.  Pursuant to the Cash Collateral Agreement, each Borrower has granted to the Administrative Agent and the Collateral Agent for the benefit of the Secured Parties a first priority security interest in its rights and interests in the Cash Collateral Account to secure the Term Letter of Credit Obligations of the Borrowers under this Section 2.10 and the Loan Documents.

(e)         Acknowledgements. Each party hereto acknowledges and agrees that (i) except as provided in Section 2.10(g), no Borrower, no Guarantor and no other Person (except the Secured Parties, in each case solely as expressly set forth herein and in the Cash Collateral Agreement), shall have any right, title or interest in or to the Cash Collateral in the Cash Collateral Account and no obligations with respect thereto, (ii) the Cash Collateral in the Cash Collateral Account are and at all times will continue to be property of the Borrowers (or the Administrative Agent or the Collateral Agent to the extent such amounts are required to reimburse the Administrative Agent or the L/C Issuer for the Term Letter of Credit Obligations), and (iii) such Cash Collateral on deposit at any time in the Cash Collateral Account shall constitute “Collateral” under the Credit Documents and are available in any manner to satisfy any Obligation of any Borrower or Guarantor under the Credit Documents.

(f)          Fees and Expenses. The Borrowers agree to pay to the Administrative Agent for the benefit of the Administrative Agent, as compensation to the Administrative Agent for the Continuing Term Letters of Credit (i) all costs and expenses incurred by the Administrative Agent on account of such Continuing Term Letters of Credit and (ii) the Commitment Fee as set forth in Section 4.04.  All costs and expenses described in clause (i) of the preceding sentence shall be payable by the Borrowers to the Administrative Agent for its own account promptly on demand from time to time.  In addition, the Borrowers shall pay to each L/C Issuer, on demand and for its own account, such fees (including all per annum fees), charges and expenses of each L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Continuing Term Letters of Credit or otherwise payable pursuant to the application and related documentation under which such Continuing Term Letter of Credit is issued.

(g)         Release of Cash Collateral to the Borrowers. The Cash Collateral shall be released at such time and in such manner as set forth in the Cash Collateral Agreement.

(h)         Obligation Absolute. The obligation of the Borrowers to reimburse the Administrative Agent for payments made by any L/C Issuer with respect to any Continuing Term Letter of Credit shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities. Such obligations of Borrowers shall be paid strictly in accordance with the terms hereof under all circumstances including the following:

(i) any lack of validity or enforceability of any Continuing Term Letter of Credit, any application or agreement with any L/C Issuer, the Agreement or the other Loan Documents or any other agreement;

(ii) the existence of any claim, set-off, defense or other right that any Borrower or any of their respective Affiliates may at any time have against a beneficiary or any transferee of any Continuing Term Letter of Credit (or any Persons or entities for whom any such transferee may be acting), the Administrative Agent, any Lender, or any other Person, whether in connection with the Agreement, the Continuing Term Letters of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between any Borrower or any of their respective Affiliates and the beneficiary for which the Continuing Term Letter of Credit was procured);

(iii) any draft, demand, certificate or any other document presented under any Continuing Term Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv) payment by the Administrative Agent (except as otherwise expressly provided in paragraph (i)(ii)(C) below) or any L/C Issuer under any Continuing Term Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other document that does not comply with the terms of such Continuing Term Letter of Credit or such guaranty;

(v) any other circumstance or event whatsoever that is similar to any of the foregoing; or

(vi) the fact that a Default or an Event of Default has occurred and is continuing.

(i)           Indemnification; Nature of Lenders’ Duties.

(i) In addition to amounts payable as elsewhere provided in the Agreement, the Borrowers hereby agree to pay and to protect, indemnify, and save harmless the Administrative Agent, each L/C Issuer and each Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees and allocated costs of internal counsel) that the Administrative Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance, continuance or maintenance of or any draw or attempted draw under any Continuing Term Letter of Credit or guaranty thereof, or (B) the failure of the Administrative Agent or any Lender seeking indemnification or of any L/C Issuer to honor a demand for payment under any Continuing Term Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, in each case other than to the extent solely as a result of the gross negligence or willful misconduct of such indemnified person (as finally determined by a court of competent jurisdiction).

(ii) As between the Administrative Agent and any Lender on the one hand and, on the other hand, the Borrowers, the Borrowers assume all risks of the acts and omissions of, or misuse of any Continuing Term Letter of Credit by, beneficiaries of any Continuing Term Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law, neither the Administrative Agent nor any Lender shall be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Continuing Term Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Continuing Term Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason, (C) failure of the beneficiary of any Continuing Term Letter of Credit to comply fully with conditions required in order to demand payment under such Continuing Term Letter of Credit; provided, that in the case of any payment by the Administrative Agent under any Continuing Term Letter of Credit or guaranty thereof, the Administrative Agent shall be liable to the extent such payment was made solely as a result of its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Continuing Term Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Continuing Term Letter of Credit or guaranty thereof, (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they may be in cipher, (E) errors in interpretation of technical terms, (F) any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Continuing Term Letter of Credit or guaranty thereof or of the proceeds thereof, (G) the credit of the proceeds of any drawing under any Continuing Term Letter of Credit or guaranty thereof, and (H) any consequences arising from causes beyond the control of the Administrative Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of the Administrative Agent’s or any Lender’s rights or powers hereunder or under the Agreement.

(iii) Nothing contained herein shall be deemed to limit or to expand any waivers, covenants or indemnities made by Borrowers in favor of any L/C Issuer in any letter of credit application, reimbursement agreement or similar document, instrument or agreement between or among Borrowers and any L/C Issuer.

(j)           Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Continuing Term Letter of Credit at any time shall be deemed to be the stated amount of such Continuing Term Letter of Credit as in effect at such time; provided, however, that with respect to any Continuing Term Letter of Credit that, by its terms or the terms of any document issued in connection with such Continuing Term Letter of Credit, provides for one or more automatic increases in the stated amount thereof, the amount of such Continuing Term Letter of Credit shall be deemed to be the maximum stated amount of such Continuing Term Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.”

(e)           Section 3.02(b) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of such Section:

“Notwithstanding anything in this Agreement to the contrary, this Section 3.02(b) shall not apply to the incurrence of the Convertible Note Debt or the conversion of the Convertible Note Debt into the Conversion Stock, all in accordance with the terms and conditions of the Convertible Note Debt Documents.”

(f)          Section 4.04 of the Credit Agreement is hereby amended and replaced in its entirety as follows:

“SECTION 4.04  Fees.   The Borrowers hereby agree to pay to the Administrative Agent, for the account of the Lenders in accordance with their Pro Rata Shares, the following amounts: (a) prior to the Fifth Amendment Date, the Commitment Fee, payable in Dollars on each Interest Payment Date and on the date upon which any Term Letter of Credit or Continuing Term Letter of Credit expires, terminates, is drawn or is renewed or replaced, and upon the date of any reduction in the Term Letter of Credit Commitment, (b) the fees and expenses, if any, set forth in the Agent’s Fee Letter and, prior to the Fifth Amendment Date, in Annex A hereto, (c) substantially contemporaneously with the effectiveness of the Third Amendment, the Borrowers hereby agree to pay the Third Amendment Fee to each Lender that, on or before May 12, 2008, executes and delivers its consent to the Third Amendment, (d) substantially contemporaneously with the effectiveness of the Fourth Amendment, the Borrowers hereby agree to pay the Fourth Amendment Fee to each Lender that, on or before November 12, 2008, executes and delivers its consent to the Fourth Amendment, (e) on the earlier of February 28, 2009 and the date of repayment of the Term Loan Obligations, the Borrowers hereby agree to pay the Supplemental Fourth Amendment Fee to each Lender that delivered its consent to the Fourth Amendment on or before November 12, 2008, and (f) substantially contemporaneously with the effectiveness of the Fifth Amendment, the Borrowers hereby agree to pay all fees (including the Applicable Reduction Fee and Commitment Fee with respect to the total Term Letter of Commitment as of the Fifth Amendment Date) accrued through the Fifth Amendment Date.  Notwithstanding the foregoing, from and after the Fifth Amendment Date the Borrowers shall pay the Commitment Fee with respect to the Term Letter of Credit Obligations outstanding at such time, in Dollars in arrears on the last Business Day of each calendar month and on the date upon which any Continuing Term Letter of Credit expires, terminates, is drawn or is renewed or replaced, and such Commitment Fee, together with any fees and expenses set forth in the Agent’s Fee Letter referenced in clause (b) of the preceding sentence shall be paid to the Administrative Agent for its own account and not for the account of the Lenders.”

(g)           Section 7.01(a) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of such Section:

Notwithstanding anything to the contrary in this Agreement, on and after the Fifth Amendment Date, this Section 7.01(a) shall have no force and effect.

(h)           Section 7.01(e) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of such Section:

Notwithstanding anything to the contrary in this Agreement, on and after the Fifth Amendment Date, this Section 7.01(e) shall have no force and effect.

(i)           Section 9.05 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of such Section:

“Nothing in this Section 9.05 shall prohibit the incurrence of the Convertible Note Debt or the conversion of the Convertible Note Debt into the Conversion Stock, all in accordance with the terms and conditions of the Convertible Note Debt Documents.”

(j)           Section 9.17 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of such Section:

“Nothing in this Section 9.17 shall prohibit the incurrence of the Convertible Note Debt, the payment of principal and interest on the Convertible Note Debt, or the conversion of the Convertible Note Debt into the Conversion Stock and/or cash, all in accordance with the terms and conditions of the Convertible Note Debt Documents.”

(k)           Section 13.11(a) of the Credit Agreement is hereby amended by adding a sentence to the end of the paragraph as follows:

“Notwithstanding anything to the contrary in this Agreement or any of the Loan Documents, the Collateral Agent shall not be required to release any Lien on any Collateral unless and until (I) all Commitments have been terminated and all Obligations owed to the Lenders, the Administrative Agent or the L/C Issuer (other than Hedging Obligations and those contingent Obligations for reimbursement and indemnity that expressly survive the termination of this Agreement) have been paid in cash and satisfied in full and (II) the Credit Parties have delivered to the Administrative Agent a general release for the benefit of each Lender, the Administrative Agent, the Collateral Agent and the L/C Issuer in form and substance reasonably acceptable to the Administrative Agent, and upon the occurrence of the foregoing, the Collateral Agent shall, at the request and expense of the Credit Parties, release such Liens, authorize the Credit Parties to file termination statements with respect to such Liens and deliver to the Credit Parties documentation in form and substance reasonably satisfactory to the Credit Parties evidencing such release.”

(l)           Section 14.01 of the Credit Agreement is hereby amended by deleting the current notice information for the Administrative Agent and the Collateral Agent and inserting the following in lieu thereof:

“if to the Administrative Agent, at the following address:
Morgan Stanley Senior Funding, Inc.
1585 Broadway
New York, NY 10036
Telephone: (212) 761-3915
Facsimile: (212) 507-4687
Email: Stephen.B.King@morganstanley.com
Attn: Stephen B. King

with a copy to:
Sullivan & Cromwell LLP
1888 Century Park East, 21st Floor
Los Angeles, CA 90067
Telephone: (310) 712-6600
Facsimile: (310) 407-2684
Email: feldsteinh@sullcrom.com
Attn: Hydee R. Feldstein
and a copy to:

Morgan Stanley Senior Funding, Inc.
One Pierrepont Plaza, 7th Floor
300 Cadman Plaza West
Brooklyn, NY 11201
Telephone: (718) 754-4454
Facsimile: (212) 507-6680
Email: Dana.Weisberg@morganstanley.com
Attn: Dana Weisberg

if to the Collateral Agent, at the following address:
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036
Telephone: (212) 761-3915
Facsimile: (212) 507-4687
Email: Stephen.B.King@morganstanley.com
Attn: Stephen B. King

with a copy to:
Sullivan & Cromwell LLP
1888 Century Park East, 21st Floor
Los Angeles, CA 90067
Telephone: (310) 712-6600
Facsimile: (310) 407-2684
Email: feldsteinh@sullcrom.com
Attn: Hydee R. Feldstein

and a copy to:

Morgan Stanley & Co. Incorporated
One Pierrepont Plaza, 7th Floor
300 Cadman Plaza West
Brooklyn, NY 11201
Telephone: (718) 754-4454
Facsimile: (212) 507-6680
Email: Dana.Weisberg@morganstanley.com
Attn: Dana Weisberg”

2.           Affirmation and Acknowledgment.

(a)           Borrowers.  The Borrowers hereby ratify and confirm all of their Obligations to the Lenders, the Administrative Agent and each L/C Issuer, including, without limitation, the Term Letter of Credit Obligations, and the Borrowers hereby affirm their absolute and unconditional promise to pay to the Lenders, the Administrative Agent and each L/C Issuer, as applicable, all indebtedness, obligations and liabilities in respect of the Letters of Credit, and all other amounts due under the Credit Agreement and the other Loan Documents as amended hereby.  The Borrowers hereby confirm that the Obligations are and remain secured pursuant to the Loan Documents and pursuant to all other instruments and documents executed and delivered by the Borrowers as security for the Obligations.

(b)           Guarantors.  Each Guarantor hereby ratifies and confirms its Guaranty of the Guaranteed Obligations set forth in Article XII of the Credit Agreement, including, without limitation, its Guaranty of the Obligations of the Credit Parties set forth in the Credit Agreement as amended by this Agreement, the Cash Collateral Agreement and any other Loan Document, and each Guarantor hereby ratifies and confirms all of its obligations and liabilities under each of the Loan Documents.  Each Guarantor hereby confirms that its Guaranty and all other obligations and liabilities under each of the Loan Documents are and remain secured pursuant to the Loan Documents and pursuant to all other instruments and documents executed and delivered by the Guarantors as security for its Guaranty and all other obligations and liabilities.

3.           Grant of Security Interest.   In addition to the security interests in favor of the Collateral Agent for the benefit of each Lender, the Administrative Agent, the Collateral Agent and the L/C Issuer, each Borrower and each Guarantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the benefit of each Lender, itself, the Collateral Agent and the L/C Issuer, as security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) and observance of all Obligations under the Loan Documents a first priority Lien and security interest and a right of setoff against the Cash Collateral Account and all amounts contained therein or credited thereto, including the Fifth Amendment Date Cash Collateral Amount, and all products, proceeds and profits in or from such Cash Collateral Account or the amounts therein or credited thereto, and each Borrower and each Guarantor agrees that the Cash Collateral Account shall be in the name of and under the sole and exclusive dominion and control of the Administrative Agent or the Collateral Agent until released in accordance with the terms of this Agreement and the Cash Collateral Agreement.

4.           No Other Amendments.  Except for the amendments expressly set forth and referred to in Section 1 hereof, the Credit Agreement shall remain unchanged and in full force and effect.  Nothing in this Agreement is intended or shall be construed to be a novation of any Obligations or any part of the Credit Agreement or any of the other Loan Documents or to affect, modify or impair the continuity or perfection of the Administrative Agent’s Liens under the Credit Agreement and Loan Documents.

5.           Waivers and Consents.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by each of the parties hereto.

6.           Representations, Warranties and Covenants.  To induce the undersigned Lenders and Administrative Agent to enter into this Agreement, the Credit Parties hereby warrant, represent and covenant to and with the Lenders and the Administrative Agent that: (a) this Agreement has been duly authorized, executed and delivered by the Credit Parties; (b) this Agreement and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Credit Parties, enforceable in accordance with their respective terms; (c) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing as of this date; (d) no approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Credit Parties of this Agreement or the Credit Agreement as amended hereby; and (e) after giving effect to this Agreement, all of the representations and warranties made by the Credit Parties in the Credit Agreement are true and correct in all material respects on and as of the date of this Agreement (except to the extent that any such representations or warranties expressly referred to a specific prior date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement or the other Loan Documents).  Any breach by the Credit Parties of any of its representations, warranties and covenants contained in this Section 6 shall be an Event of Default under the Credit Agreement.

7.            Conditions to Effectiveness.  This Agreement shall not become effective unless and until the Administrative Agent has received (a) $2,654,109.25 in immediately available funds, representing payment by the Borrowers of all fees (including the Applicable Reduction Fee and Commitment Fee with respect to the total Term Letter of Commitment as of the Fifth Amendment Date) accrued through the Fifth Amendment Date for the account of the Lenders (which amount the Administrative Agent acknowledges it received from JRCC on November 13, 2009); (b) the Fifth Amendment Date Cash Collateral Amount in immediately available funds, representing the cash collateralization of the Continuing Term Letters of Credit, such amount to be held pursuant to this Agreement and the Cash Collateral Agreement; (c) confirmation from Sullivan & Cromwell LLP that $75,000 in immediately available funds in payment of the fees, expenses and disbursements of Sullivan & Cromwell LLP now due and payable have been wired to Sullivan & Cromwell LLP; (d) duly executed, completed and delivered counterparts of the Cash Collateral Agreement; (e) one or more counterparts of this Agreement, duly executed, completed and delivered by the Borrowers, the other Credit Parties and the Required Lenders; (f) duly executed and delivered counterparts of the acknowledgment and consent to this Agreement of General Electric Capital Corporation, as administrative agent and collateral agent under the Revolving Credit Agreement, in substantially the form attached as Schedule B hereto; and (g) copies of notices delivered by the L/C Issuer by registered mail to the beneficiary of each Continuing Term Letter of Credit that it elects not to renew such Continuing Term Letter of Credit after the current expiry date applicable to such Continuing Term Letter of Credit; provided, however, that the fulfillment of the conditions specified in clauses (a), (b), (c), (d), (f) and (g) above shall not be a condition to the effectiveness of the amendments of the Credit Agreement provided in Sections 1(a), 1(e), 1(i) and 1(j) of this Agreement or to the effectiveness of the amendment of the definition of the term “Permitted Indebtedness” provided in Section 1(b) of this Agreement, which amendments shall be effective immediately upon the fulfillment of the condition specified in clause (e) above.

8.           Reimbursement of Expenses.  The Borrowers hereby agree to reimburse the Administrative Agent on demand for all reasonable fees and reasonable out-of-pocket costs and expenses (including without limitation the reasonable and actual fees and expenses of its counsel) incurred by the Administrative Agent in connection with the negotiation, documentation and consummation of this Agreement and the other documents executed in connection herewith and the transactions contemplated hereby.

9.           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

10.        Severability of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.  To the extent permitted by applicable law, the Borrowers hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

11.        Counterparts.  This Agreement may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.  Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

12.        Entire Agreement.  The Credit Agreement as amended through this Agreement embodies the entire agreement between the parties hereto relating to the subject matter thereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

13.        No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

14.        No Third Party Reliance.  This Agreement is solely for the benefit of the parties signatory hereto, their successors and permitted assigns.  No waiver, consent or amendment pursuant to this Agreement may be relied upon by any third parties.

15.        Release. The Credit Parties hereby remise, release, acquit, satisfy and forever discharge the Lenders, the Administrative Agent, the Collateral Agent, and the L/C Issuer and their respective agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders, the Administrative Agent, the Collateral Agent, or the L/C Issuer of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had or now has against the Lenders, the Administrative Agent, the Collateral Agent, and the L/C Issuer their respective agents, employees, officers, directors, attorneys and all persons acting or purporting to act on behalf of or at the direction of the Lenders or the Administrative Agent (“Releasees”), for, upon or by reason of any matter, cause or thing whatsoever arising from, in connection with or in relation to the Credit Agreement or any of the other Loan Documents (including this Agreement and the Cash Collateral Agreement) through the date hereof.  Without limiting the generality of the foregoing, the Credit Parties waive and affirmatively agree not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including, but not limited to, the rights to contest any conduct of the Lenders, Administrative Agent or other Releasees on or prior to the date hereof.

16.        Loan Documents.  The Cash Collateral Agreement, this Agreement and all other documents executed in connection herewith shall be deemed to be Loan Documents for all purposes under the Credit Agreement.

[Remainder of page intentionally blank; next page is signature page]

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IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to Term Credit Agreement to be duly executed by their respective officers or representatives thereunto duly authorized, as of the date first above written.

BORROWERS:
JAMES RIVER COAL COMPANY
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President
JAMES RIVER COAL SERVICE COMPANY
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President
LEECO, INC.
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President
TRIAD MINING, INC.
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President

TRIAD UNDERGROUND MINING, LLC
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President
BLEDSOE COAL CORPORATION
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President
JOHNS CREEK ELKHORN COAL CORPORATION
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President
JAMES RIVER COAL SALES, INC.
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President
BLEDSOE COAL LEASING COMPANY
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President

BLUE DIAMOND COAL COMPANY
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President
MCCOY ELKHORN COAL CORPORATION
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President
GUARANTORS:
BDCC HOLDING COMPANY, INC.
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President
EOLIA RESOURCES, INC.
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President

SHAMROCK COAL COMPANY, INCORPORATED
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President
JOHNS CREEK COAL COMPANY
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President
JOHNS CREEK PROCESSING COMPANY
By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President

LENDER: MORGAN STANLEY SENIOR FUNDING, INC.

By: /s/ Stephen B. King
Name: Stephen B. King
Title: Vice President
ADMINISTRATIVE AGENT
MORGAN STANLEY SENIOR FUNDING, INC.
By: /s/ Stephen B. King
Name: Stephen B. King
Title: Vice President
COLLATERAL AGENT
MORGAN STANLEY & CO. INCORPORATED
By: /s/ Stephen B. King
Name: Stephen B. King
Title: Executive Director

LENDER: Restoration Holdings Ltd.
By: /s/ Pamela M. Lawrence
Name: Pamela M. Lawrence
Title: Director

LENDER: Libertyview Special Opportunities Fund, L.P. Libertyview Loan Fund, LLC Trust D (Kodak) Libertyview Credit Opportunities Fund, L.P. Libertyview Credit Select Fund, L.P. Libertyview Funds, L.P.
By: /s/ Richard Meckler
Name: Richard Meckler
Title: Chief Investment Officer

Schedule A

Continuing Term Letters Of Credit

Letter of Credit No.	Beneficiary	Maximum Face Amount	Issuance Date	Expiry Date
S00054990	National Union Fire Insurance Co (AIG)	$10,480,000	June 7, 2009	June 7, 2010
S00055004	Travelers Casualty and Surety	$19,000,000	June 6, 2009	June 6, 2010
S00054992	Old Republic Insurance	$920,000	July 5, 2009	July 5, 2010
S00057989	Western Indiana Energy Rural	$205,000	July 23, 2009	July 23, 2010
S00054991	Commonwealth of Kentucky	$19,982,310	August 22, 2007	August 22, 2010
S00055561	Indemnity National Insurance Company	$8,500,000	October 9, 2007	October 9, 2010
	Total:	$59,087,310

A-1

Schedule B

Form of Acknowledgment, Consent and Agreement

This Acknowledgement, Consent and Agreement is executed and delivered by (a) General Electric Capital Corporation, a Delaware corporation, in its capacity as Revolver Agent under that certain Intercreditor Agreement, dated as of February 26, 2007 (as amended, supplemented or otherwise modified from time to time in accordance therewith, the “Intercreditor Agreement”) by and among the Revolver Agent, the Term Agent and the Term Loan Collateral Agent, (b) Morgan Stanley Senior Funding, Inc., a Delaware corporation, in its capacity as Term Agent under the Intercreditor Agreement, and (c) Morgan Stanley & Co. Incorporated, a Delaware corporation, in its capacity as Term Loan Collateral Agent under the Intercreditor Agreement.  Capitalized terms used herein but not defined shall have the meanings set forth in the Intercreditor Agreement.

1.           The Revolver Agent, for and on behalf of itself and the Revolver Lenders, hereby acknowledges receipt of the Fifth Amendment to Term Credit Agreement, dated as of November 20, 2009, a copy of which is attached hereto as Annex A (the “Amendment”), together with the Cash Collateral Agreement, dated as of November 20, 2009, a copy of which is attached hereto as Annex B (the “Cash Collateral Agreement”).  The Revolver Agent, for and on behalf of itself and the Revolver Lenders, hereby consents to the:

(i) execution and delivery by the Borrowers and other Obligors of the Amendment, the Cash Collateral Agreement and any other documents contemplated thereby;

(ii) deposit of the Cash Collateral (as defined in the Cash Collateral Agreement) in the Account (as defined in the Cash Collateral Agreement) as Term Loan Priority Collateral under the Intercreditor Agreement;

(iii) the cash collateralization of the Continuing Term Letters of Credit (as defined in the Amendment) pursuant to, and in accordance with, the Amendment and the Cash Collateral Agreement, in each case, as in effect on the date hereof;

(iv) termination of the Term Letter of Credit Commitment (as defined in the Term Credit Agreement) and the Term Letter of Credit Usage (as defined in the Term Credit Agreement) in each case other than with respect to each of the Continuing Term Letters of Credit as set forth in the Amendment; and

(v) other amendments to the Credit Agreement as set forth in the Amendment, as in effect on the date hereof.

2.           The Revolver Agent, for and on behalf of itself and the Revolver Lenders, hereby acknowledges and agrees that the Cash Collateral, the interests of the Borrowers and other Obligors in the Account, and all proceeds thereof (the “Term Loan Cash Collateral”) are, and shall constitute, Term Loan Priority Collateral under the Intercreditor Agreement.

3.           The Obligors hereby acknowledge that they have granted a security interest to the Revolver Agent, for the benefit of the Revolver Parties, in all of the assets and all real and personal property of such Obligor (subject to the Liens granted to the Term Collateral Agent with respect to the Term Loan Priority Collateral), which assets include the Obligors’ right, title and interest in the Account and the Cash Collateral and all proceeds thereof and, for the avoidance of doubt, as security for the payment and performance of all the Revolver Debt, each Obligor hereby pledges, transfers and assigns to the Revolving Agent, for the benefit of the Revolver Parties, a continuing lien and security interest in all right, title and interest of the Obligors in and to the Account, the Cash Collateral and all proceeds thereof, from the date of the establishment of the Account until the termination thereof pursuant to the terms of the Cash Collateral Agreement as in effect on the date hereof (subject to the first priority security interest granted to the Term Collateral Agent).

4.           Each of the Term Agent and the Term Loan Collateral Agent hereby acknowledge that, pursuant to and in accordance with Section 2.15 of the Intercreditor Agreement, the Revolver Agent has appointed it as its agent for the purposes of perfecting its Lien in and on the Term Loan Cash Collateral for so long as the Term Loan Cash Collateral is in the possession of or under control of the Term Agent or the Term Loan Collateral Agent.  The Revolver Agent hereby acknowledges that, pursuant to and in accordance with Section 2.15 of the Intercreditor Agreement, neither the Term Agent nor the Term Loan Collateral Agent shall have any duty or liability to protect or preserve any rights of the Revolver Agent or any Lender pertaining to the Term Loan Cash Collateral while the Term Loan Cash Collateral is in the possession of or under the control of the Term Agent or the Term Loan Collateral Agent and, except for gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction, the Revolver Agent, for and on behalf of itself and the Revolver Lenders, hereby waives and releases each of the Term Agent and Term Loan Collateral Agent and other Lenders from, all claims and liabilities arising pursuant to the Term Agent’s and Term Loan Collateral Agent’s role as agent or bailee with respect to the Term Loan Cash Collateral, so long as Term Agent and Term Loan Collateral Agent shall use the same degree of care with respect thereto as the Term Agent and Term Loan Collateral Agent use for similar property pledged to the Term Agent and Term Loan Collateral Agent as collateral for indebtedness of others to the Term Agent and Term Loan Collateral Agent.

5.           Upon the termination and release of the Term Loan Cash Collateral pursuant to the terms of the Cash Collateral Agreement, the Term Agent and Term Loan Collateral Agent shall, upon the prior written request of the Revolver Agent, deliver the remainder of the Term Loan Cash Collateral, if any, in their possession to an account or accounts designated by the Revolver Agent (provided the Revolver Agent’s respective Termination Date shall not already have occurred), except as may otherwise be required by applicable law or court order.  The Revolver Agent and the Obligors agree that any such Term Loan Cash Collateral so delivered to the Revolver Agent shall be applied in accordance with the terms and conditions of the Revolver Loan Documents.

*           *           *

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment, Consent and Agreement to be duly executed by an officer or representative thereunto duly authorized, as of the date of the Amendment.

REVOLVER AGENT:
GENERAL ELECTRIC CAPITAL CORPORATION
By: ______________________________________ Name: Title:

TERM AGENT:

MORGAN STANLEY SENIOR FUNDING, INC.

By: ______________________________________
Name:
Title:

TERM LOAN COLLATERAL AGENT:

MORGAN STANLEY & CO. INCORPORATED

By: ______________________________________
Name:
Title:

ACKNOWLEDGED, AGREED AND ACCEPTED: OBLIGORS:
JAMES RIVER COAL COMPANY
By: ______________________________________
Name:
Title:
JAMES RIVER COAL SERVICE COMPANY
By: ______________________________________
Name:
Title:
LEECO, INC.
By: ______________________________________
Name:
Title:
TRIAD MINING, INC.
By: ______________________________________
Name:
Title:

TRIAD UNDERGROUND MINING, LLC
By: ______________________________________
Name:
Title:
BLEDSOE COAL CORPORATION
By: ______________________________________
Name:
Title:
JOHNS CREEK ELKHORN COAL CORPORATION
By: ______________________________________
Name:
Title:
JAMES RIVER COAL SALES, INC.
By: ______________________________________
Name:
Title:
BLEDSOE COAL LEASING COMPANY
By: ______________________________________
Name:
Title:
BLUE DIAMOND COAL COMPANY
By: ______________________________________
Name:
Title:

MCCOY ELKHORN COAL CORPORATION
By: ______________________________________
Name:
Title:

BDCC HOLDING COMPANY, INC.
By: ______________________________________
Name:
Title:
EOLIA RESOURCES, INC.
By: ______________________________________
Name:
Title:

SHAMROCK COAL COMPANY, INCORPORATED
By: ______________________________________
Name:
Title:
JOHNS CREEK COAL COMPANY
By: ______________________________________
Name:
Title:
JOHNS CREEK PROCESSING COMPANY
By:______________________________________
Name:
Title:

Exhibit C-3

Form of Cash Collateral Agreement

THIS CASH COLLATERAL AGREEMENT (as amended, modified and/or supplemented from time to time, this “Agreement”), dated as of November 20, 2009, by and among James River Coal Company, a corporation organized under the laws of Virginia (“JRCC”), and certain of JRCC’s subsidiaries identified on the signature pages hereof, as borrowers (such subsidiaries, together with JRCC, are referred to hereinafter each individually as a “Borrower”, and collectively, jointly and severally, as the “Borrowers”), and the other credit parties hereto, identified on the signature pages hereof as Guarantors (together, the Borrowers and Guarantors, are referred to hereinafter each individually as a “Credit Party” and collectively, jointly and severally, as the “Credit Parties”), Morgan Stanley Senior Funding, Inc., a corporation formed under the laws of Delaware (“MS”), as administrative agent under the Credit Agreement (as defined below) (in such capacity, together with its successors and assigns, if any, the “Administrative Agent”) and Morgan Stanley & Co. Incorporated, as collateral agent under the Credit Agreement (in such capacity, together with its successors and assigns, if any, the “Collateral Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers, the other Credit Parties signatory thereto, the Lenders and L/C Issuers party thereto, the Administrative Agent and the Collateral Agent are parties to that certain Term Credit Agreement, dated as of February 26, 2007 (as amended, restated, supplemented and revised from time to time, the “Credit Agreement”), pursuant to which the Lenders have committed to make certain loans and other extensions of credit to the Borrowers upon the terms and conditions set forth therein;

WHEREAS, the Borrowers have given notice that they wish to terminate the (i) Term Letter of Credit Commitment under the Credit Agreement in accordance with Section 3.01(b) of the Credit Agreement other than with respect to each of the existing Term Letters of Credit listed on Annex A hereto (the “Continuing Term Letters of Credit”) and (ii) Term Letter of Credit Usage under the Credit Agreement in accordance with Section 3.01(c) of the Credit Agreement other than with respect to each of the Continuing Term Letters of Credit in each case on the date hereof and as more specifically provided in that certain Fifth Amendment to Term Credit Agreement, dated as of the date hereof, by and among the Borrowers, the other Credit Parties signatory thereto, the Lenders party thereto and L/C Issuers party thereto, the Administrative Agent and the Collateral Agent (the “Amendment”);

WHEREAS, on the date hereof, the Continuing Term Letters of Credit remain outstanding under the Credit Agreement;

WHEREAS, the Borrowers have also requested that the Administrative Agent leave outstanding each Continuing Term Letter of Credit until the earlier of the (i) expiry date set forth on Annex A for such Continuing Term Letter of Credit, and (ii) first date such Continuing Term Letter of Credit is drawn, terminated, returned, replaced or cancelled, in each case, in full;

C-3-1

WHEREAS, it is a condition to the effectiveness of the Amendment and to the Administrative Agent’s agreement to the foregoing that, among other things, the Credit Parties execute and deliver this Agreement and deposit cash in the Account (as defined below) on the date hereof in an amount equal to the Fifth Amendment Date Cash Collateral Amount and otherwise satisfy all the conditions precedent set forth in the Amendment; and

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree, as follows:

ARTICLE ONE

DEFINITIONS
Section 1.01  Definitions:  The following terms shall have the meanings herein specified:

“Account” shall have the meaning provided in Section 2.01 hereof.

“Cash Collateral” shall mean the Fifth Amendment Date Cash Collateral Amount, representing an amount in cash equal to 105% of the maximum amount available to be drawn under each of the Continuing Term Letters of Credit as of the date hereof, deposited into the Account pursuant to the terms of the Amendment and this Agreement, plus any additional amounts deposited in the Account pursuant to Section 2.02, and all Proceeds (as defined in Section 9-102(a)(64) of the Uniform Commercial Code of New York as in effect on the date hereof) of any or all of the foregoing.  The Cash Collateral and the Account shall constitute Collateral for purposes of the Credit Agreement and all other Loan Documents.

“Indemnitee” shall have the meaning provided in Section 7.01 hereof.

“Fifth Amendment Obligations” shall constitute Obligations (as defined in the Credit Agreement), and shall mean and include:

(i)           any and all obligations, liabilities, fees, and indebtedness of the Credit Parties owing to the Secured Parties (or any Person designated by the Administrative Agent to issue or honor drawings under the Continuing Term Letters of Credit), whether now or hereafter existing that are incurred under, arise out of, or otherwise relate to the Continuing Term Letters of Credit, including, but not limited to, the Term Letter of Credit Obligations;

(ii)          any and all sums advanced or incurred by the Secured Parties (or any Person designated by the Administrative Agent to issue or honor drawings under the Continuing Term Letters of Credit) in order to maintain the Account, preserve the Cash Collateral and/or preserve the Secured Parties’ interest in the Cash Collateral and/or the security interest of the Administrative Agent and the Collateral Agent in the Account and the Cash Collateral;

C-3-2

(iii)         in the event of any proceeding for the collection of any indebtedness, obligations or liabilities of the Credit Parties referred to in clause (i) above or the enforcement of this Agreement, the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Account and the Cash Collateral, or of any exercise by the Administrative Agent or the Collateral Agent of its rights hereunder, together with reasonable attorneys’ fees and court costs; and

(iv)        any and all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Article Seven of this Agreement.

“Secured Parties” shall mean each of the Administrative Agent, the Collateral Agent, the L/C Issuer and the Lenders.

“Termination Date” shall mean the date upon which the last of the following to occur shall have occurred: (i) each and every Continuing Term Letter of Credit has expired according to its terms or has been terminated and returned to the Administrative Agent or the L/C Issuer for cancellation, (ii) any and all amounts drawn on any Continuing Term Letter of Credit (if any), together with interest thereon, with respect to all Continuing Term Letters of Credit shall have been repaid in full in cash to the Administrative Agent (and any Person designated by the Administrative Agent to issue or honor drawings under the Continuing Term Letters of Credit), (iii) all accrued and unpaid fees and costs set forth in the Credit Agreement and in every other Loan Document have been paid in full in cash to the Administrative Agent, and (iv) all other Obligations (including the Fifth Amendment Obligations), other than those arising from indemnities for which no request has been made then owing, have been paid in full.

ARTICLE TWO

ESTABLISHMENT OF ACCOUNT, ETC.

Section 2.01  Establishment of Account:  The Administrative Agent has established in its own name and for the benefit of the Secured Parties an account (Account No. 406-99-776, Account Name:  Morgan Stanley Senior Funding, Inc. (the “Account”) for purposes of this Agreement, which Account is maintained at Citibank, N.A.  The Account is maintained by the Administrative Agent, titled in the name of the Administrative Agent, and is under the sole dominion and control of the Administrative Agent and the Collateral Agent for the benefit of the Secured Parties.  The Administrative Agent and the Collateral Agent shall have the sole right to make and authorize withdrawals of Cash Collateral from the Account and to exercise all rights with respect to the Cash Collateral from time to time therein pursuant to, and in accordance with the terms of, this Agreement.  Unless and until released to JRCC on behalf of the Credit Parties in accordance with the requirements of Article Four hereof, title to the Account and the Cash Collateral will remain with the Administrative Agent.  All Cash Collateral delivered to or held by the Administrative Agent or the Collateral Agent pursuant hereto shall be held in the Account in accordance with the provisions hereof.

Section 2.02  Deposits to the Account; Withdrawals from the Account:  (a)  On the date hereof, JRCC has transferred on behalf of the Credit Parties the Fifth Amendment Date Cash Collateral Amount to the Account.  In addition, on any date on which the Administrative Agent notifies JRCC in writing that the aggregate amount of the Cash Collateral is less than 105% of the maximum amount available to be drawn at such time under each of the Continuing Term Letters of Credit, JRCC, on behalf of the Credit Parties, shall within one (l) Business Day of receipt of such notice from the Administrative Agent, deposit additional Dollars into the Account in an amount equal to such deficiency.

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(b)         Without in any manner modifying the Credit Parties’ obligations to pay the Obligations (including the Fifth Amendment Obligations) in accordance with the terms and conditions set forth in the Credit Agreement or any other Loan Document and without in any manner modifying the Collateral Agent’s or the other Secured Parties’ right of recourse against the Credit Parties in respect of the Fifth Amendment Obligations, each of the Administrative Agent and the Collateral Agent agrees that it will only withdraw Cash Collateral from the Account (and each Credit Party hereby irrevocably authorizes the Administrative Agent and the Collateral Agent to withdraw Cash Collateral from the Account), (i) to reimburse (without duplication) the Administrative Agent and the L/C Issuer (or any Person designated by the Administrative Agent to issue or honor drawings under the Continuing Term Letters of Credit) for any drawings honored under the Continuing Term Letters of Credit as would otherwise be required pursuant to the Credit Agreement or any other Loan Document, (ii) on any day on which the Credit Parties are obligated to pay any fees or other costs in respect of the Continuing Term Letters of Credit which are due and owing to the L/C Issuer, to pay (without duplication) to the Administrative Agent the amount of such fees or other costs then due and owing, in each case as would otherwise be required pursuant to the Credit Agreement or any other Loan Document and (iii) to reimburse the Secured Parties or any Indemnitee for any other Fifth Amendment Obligations (including pursuant to Article Seven hereof).  The Administrative Agent shall notify JRCC within 10 Business Days following any withdrawal pursuant to this Section 2.02(b); provided that the failure to give any such notice shall in no way affect, impair or diminish the rights of the Secured Parties under this Agreement, the Credit Agreement or any other Loan Document.

Section 2.03   Investment of Funds Deposited in the Account:  The Account shall be a non-interest bearing account.  Neither the Administrative Agent nor the Collateral Agent shall have any responsibility to the Credit Parties for any decrease in the value of the Cash Collateral in the Account or for any loss resulting from the investment of the Cash Collateral deposited therein; except to the extent that such loss is determined by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Administrative Agent or the Collateral Agent.  The Cash Collateral on deposit in the Account shall be maintained as cash on deposit or shall only be invested in Cash Equivalents reasonably acceptable to Borrowers.

ARTICLE THREE

GRANT OF SECURITY INTEREST, ETC.

Section 3.01  Grant of Security Interest, etc.:  As security for the payment and performance all of the Obligations (including the Fifth Amendment Obligations), each Credit Party hereby pledges, transfers and assigns to the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties, a first priority Lien and security interest and a right of setoff against the Account and all amounts contained therein or credited thereto, including the Fifth Amendment Date Cash Collateral Amount, and all products, proceeds and profits in or from such Account or the amounts therein or credited thereto and each Borrower and each Guarantor agrees that the Account shall be in the name of and under the sole and exclusive dominion and control of the Administrative Agent or the Collateral Agent until released in accordance with the terms of the Amendment and this Agreement.

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Section 3.02  Further Assurances:  Each Credit Party agrees that it will, at any time and from time to time, at its expense, promptly execute and deliver all further agreements, instruments and other documents and take all further action that may be necessary or that the Administrative Agent or the Collateral Agent may reasonably request in order to better perfect and protect the first priority security interest purported to be created hereby or otherwise to enable the Administrative Agent and the Collateral Agent to exercise and enforce their rights and remedies hereunder (including, without limitation, any filings of financing or continuation statements under the Uniform Commercial Code of the State of New York and any action as may be requested from time to time by the Collateral Agent so that “control” (as defined in Section 8-106 of the Uniform Commercial Code as in effect in the State of New York on the date hereof) of the Account and all the Cash Collateral of the type over which the Collateral Agent may obtain such “control” is obtained).

Section 3.03  Appointment as Attorney-In-Fact:  To permit the Administrative Agent and the Collateral Agent to carry out the terms of this Agreement and to exercise their rights and remedies under this Agreement, the Credit Parties hereby irrevocably appoint each of the Administrative Agent and the Collateral Agent as their attorney-in-fact, with full authority in the place and stead of the Credit Parties and in the name of the Credit Parties or otherwise, from time to time in the Collateral Agent’s sole discretion to execute any instrument and to take any other appropriate action which the Administrative Agent or the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement or to facilitate the assignment or other transfer by the Administrative Agent or the Collateral Agent of any or all of its rights hereunder, including, without limitation, (i) to receive, endorse and collect all instruments made payable to the Credit Parties and representing any interest payment or other distribution in respect of the Account or the Cash Collateral and to give full discharge for the same, and (ii) to execute and deliver any and all instruments and other documents that the Administrative Agent or the Collateral Agent may reasonably request in connection with the exercise by the Secured Parties of any or all of their rights hereunder.

ARTICLE FOUR

TERMINATION; RELEASE

At the request of the Credit Parties made on or after the Termination Date and upon delivery by the Credit Parties of a general release for the benefit of the Secured Parties in form and substance reasonably acceptable to the Administrative Agent, the Collateral Agent and the Administrative Agent, at the expense of the Credit Parties, will (x) execute and deliver to the Credit Parties a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement and the security interest created hereby and (y) except to the extent that Cash Collateral have been applied as provided in Section 2.02(b) hereof, transfer all remaining Cash Collateral on deposit in the Account (if any) to an account or accounts designated by the Revolving Loan Agent on behalf of the Credit Parties, or in the absence of such instructions from the Revolving Loan Agent, to JRCC on behalf of the Credit Parties.  Any transfer and release of the Account or the Cash Collateral (or any other Collateral) by the Secured Parties pursuant to this Article Four shall be made without recourse, representation or warranty whatsoever.

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ARTICLE FIVE

REPRESENTATIONS AND WARRANTIES; COVENANTS

Each Credit Party represents and warrants to the Secured Parties that:  (a) this Agreement has been duly authorized, executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party enforceable in accordance with its terms; (b) the pledge, assignment and granting of a security interest in the Account and the Cash Collateral pursuant to this Agreement creates, and upon the deposit in the Account of any other Cash Collateral pursuant to this Agreement will create, a valid and perfected first priority security interest in all of each Credit Party’s right, title and interest (if any) in and to the Account and the Cash Collateral so deposited, as the case may be, and the proceeds thereof subject to no other lien or encumbrance or to any other agreement purporting to grant any party other than the Secured Parties any lien or encumbrance on property or assets of the Credit Parties which would include the Account or the Cash Collateral, in each case which would be senior in right or preference to the security interests granted hereby, and no financing statements under the Uniform Commercial Code or other filings are required to be made in connection with the foregoing or to perfect the security interests created hereby; (c) no consent of any other party (including, without limitation, any stockholder or creditor of any of the Credit Parties) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with (except, in each case, as have been obtained or made on or prior to the date hereof), any governmental authority is required to be obtained in connection with the execution, delivery or performance of this Agreement; and (d) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the organizational documents of any of the Credit Parties or of any securities issued by any of the Credit Parties, or of any material agreement, contract or other instrument to which any Credit Party is a party or which purports to be binding upon any Credit Party or upon any Credit Party’s assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of any Credit Party except as contemplated by this Agreement.  Each Credit Party covenants and agrees that (a) it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of any interest hereunder or that any Credit Party may purport to have in respect of the Account or the Cash Collateral or (ii) create or suffer to exist any Lien upon or with respect to any interest hereunder or that any Credit Party may purport to have in respect of the Account other than a Permitted Encumbrance that is junior in right or preference to the security interests granted hereby and (b) it will defend the Administrative Agent’s and the Collateral Agent’s right, title and interest in and to the Account and the Cash Collateral for the benefit of the Secured Parties (or the Administrative Agent’s and the Collateral Agent’s right, title and security interest in and to the Account and the Cash Collateral and the proceeds thereof) against the claims and demands of all Persons whomsoever.

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ARTICLE SIX

RESPONSIBILITIES OF THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT

Neither the Administrative Agent, the Collateral Agent nor any of their respective directors, officers, agents, employees, affiliates, representatives or agents shall be liable (i) for any failure to invest or reinvest the Cash Collateral in the Account in any manner whatsoever, (ii) for any loss of any or all of the Cash Collateral in the Account or (iii) for any action taken or omitted to be taken by any Secured Party (x) in accordance with the advice of counsel with respect to any question as to the construction of any provision hereof or any action to be taken by the Administrative Agent or the Collateral Agent hereunder, (y) in accordance with any instructions or other notice which the Administrative Agent or the Collateral Agent believes in good faith to be properly given by the Credit Parties hereunder or (z) in the absence of gross negligence or willful misconduct of the Administrative Agent and the Collateral Agent (as determined by a court of competent jurisdiction in a final and non-appealable decision).

ARTICLE SEVEN

INDEMNITY

Section 7.01 Indemnity:  (a)  Each Credit Party agrees to indemnify, reimburse and hold each Secured Party and their respective successors, permitted assigns, employees, agents and servants (hereinafter in this Section 7.01 referred to individually as “Indemnitee” and, collectively as “Indemnitees”) harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys’ fees and expenses) (for the purposes of this Section 7.01 the foregoing are collectively called “expenses”) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or any other document executed in connection herewith or in any other way connected with the establishment, maintenance and administration of the Account or the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the control, possession, disposition, or use of the Account or the Cash Collateral; provided that no Indemnitee shall be indemnified pursuant to this Section 7.01(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a final and non-appealable judgment of a court of competent jurisdiction).  The provisions of this Article Seven shall in no way limit the indemnification obligations under the Credit Agreement or any other Loan Document, or the right of the Secured Parties to such indemnification under the Credit Agreement or any other Loan Document.

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(b)            Without limiting the application of Section 7.01(a) hereof, the Credit Parties agree to pay, or reimburse the Administrative Agent and the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred (including the fees and expenses of its counsel) in connection with the establishment, maintenance and operation of the Account and the creation, preservation or protection of the Administrative Agent’s and the Collateral Agent’s Liens on, and security interest in, the Account and the Cash Collateral for the benefit of the Secured Parties, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Account and the Cash Collateral and all other fees, costs and expenses in connection with protecting or maintaining the Account, the Cash Collateral and the Secured Parties’ interest therein and protecting, maintaining or preserving the Account and the Cash Collateral and the Secured Parties’ interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Account and the Cash Collateral.

(c)            Without limiting the application of Section 7.01(a) or (b) hereof, the Credit Parties agree to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Credit Parties in this Agreement or in any writing contemplated by, made or delivered by the Credit Parties pursuant to or in connection with, this Agreement.

(d)            If and to the extent that the obligations of the Credit Parties under this Section 7.01 are unenforceable for any reason, the Credit Parties hereby agree to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

Section 7.02  Indemnity Obligations Secured by the Account and Cash Collateral; Survival:  Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Fifth Amendment Obligations secured by the Account and the Cash Collateral.  The indemnity obligations of the Credit Parties contained in this Article Seven shall continue in full force and effect notwithstanding the occurrence of the Termination Date.

ARTICLE VIII

GENERAL

Section 8.01  Headings:  The headings in the Articles and Sections of this Agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

Section 8.02    Successors and Assigns:  All of the covenants, warranties, undertakings and agreements of any Credit Party hereunder shall bind all Credit Parties and their respective successors or assigns and shall inure to the benefit of the Secured Parties and their respective successors and assigns; provided that the Credit Parties may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of the Collateral Agent and the Administrative Agent; provided, however that no such assignment shall relieve the Credit Parties of their obligations hereunder if such assignee does not perform such obligations.

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Section 8.03   Governing Law:  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.  In addition, and notwithstanding any agreement among the parties to the contrary, the Credit Parties’ jurisdiction for purposes of Article 9 of the Uniform Commercial Code as in effect in the State of New York is the State of New York.

Section 8.04  Counterpart and Facsimile:  This Agreement may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.  Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 8.05  No Third Party Beneficiaries:  This Agreement is solely for the benefit of the parties signatory hereto, their successors and permitted assigns.  No waiver, consent or amendment pursuant to this Agreement may be relied upon by any third parties.

Section 8.06  Notices:  Any notice or other communication to be given or made to a party hereto shall be made or given as set forth in the Credit Agreement.

Section 8.07  No Waiver, etc.:  No failure to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude or require any other or future exercise thereof or the exercise of any other right, power or privilege.  All rights, powers and remedies granted to the Secured Parties hereunder and under all other agreements, instruments and documents executed in connection with this Agreement, the Credit Agreement or any other Loan Document shall be cumulative, may be exercised singly or concurrently and shall not be exclusive of any rights or remedies provided by law.  Time is of the essence of this Agreement.

Section 8.08   Severability of Provisions:  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.  To the extent permitted by applicable law, each Credit Party hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

Section 8.09  Amendment and Waiver:  None of the terms and conditions of this Agreement may be waived, changed, modified or varied in any manner whatsoever unless in writing duly signed by each party hereto.

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Section 8.10                      Survival:  For the avoidance of doubt and notwithstanding anything to the contrary set forth herein or in the Credit Agreement, the parties hereto acknowledge that so long as the Continuing Term Letters of Credit and any Obligations relating thereto (including, without limitation, any unpaid drawings thereunder) shall remain outstanding, all obligations of the Credit Parties under the Credit Agreement relating to the payment of any amounts owing with respect to the Continuing Term Letters of Credit and any Obligations relating thereto shall remain in full force and effect, together with all indemnity, expense and similar provisions contained therein.

Section 8.11                      Loan Document: This Agreement and all other documents executed in connection herewith shall be deemed to be Loan Documents for all purposes under the Credit Agreement.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers or representatives thereunto duly authorized, as of the date first above written.

BORROWERS:
JAMES RIVER COAL COMPANY
By: ______________________________________
Name:
Title:
JAMES RIVER COAL SERVICE COMPANY
By: ______________________________________
Name:
Title:
LEECO, INC.
By: ______________________________________
Name:
Title:
TRIAD MINING, INC.
By: ______________________________________
Name:
Title:

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TRIAD UNDERGROUND MINING, LLC
By: ______________________________________
Name:
Title:
BLEDSOE COAL CORPORATION
By: ______________________________________
Name:
Title:
JOHNS CREEK ELKHORN COAL CORPORATION
By: ______________________________________
Name:
Title:
JAMES RIVER COAL SALES, INC.
By: ______________________________________
Name:
Title:
BLEDSOE COAL LEASING COMPANY
By: ______________________________________
Name:
Title:

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BLUE DIAMOND COAL COMPANY
By: ______________________________________
Name:
Title:
MCCOY ELKHORN COAL CORPORATION
By: ______________________________________
Name:
Title:
GUARANTORS:
BDCC HOLDING COMPANY, INC.
By: ______________________________________
Name:
Title:
EOLIA RESOURCES, INC.
By: ______________________________________
Name:
Title:

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SHAMROCK COAL COMPANY, INCORPORATED
By: ______________________________________
Name:
Title:
JOHNS CREEK COAL COMPANY
By: ______________________________________
Name:
Title:
JOHNS CREEK PROCESSING COMPANY
By: ______________________________________
Name:
Title:

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ADMINISTRATIVE AGENT
MORGAN STANLEY SENIOR FUNDING, INC.
By: ______________________________________
Name:
Title:
COLLATERAL AGENT
MORGAN STANLEY & CO. INCORPORATED
By: ______________________________________
Name:
Title:

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